                                                                    EXHIBIT 20.8


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D


                         MONTHLY SERVICER'S CERTIFICATE




         Accounting Date:                                 November 30, 1999
                                                        --------------------
         Determination Date:                               December 7, 1999
                                                        --------------------
         Distribution Date:                               December 15, 1999
                                                        --------------------
         Monthly Period Ending:                           November 30, 1999
                                                        --------------------


         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of November 1, 1998, among Arcadia Automobile Receivables Trust, 1998-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.       Collection Account Summary

         Available Funds:
                   Payments Received                                              $6,333,810.68
                   Liquidation Proceeds (excluding Purchase Amounts)                $469,780.93
                   Current Monthly Advances                                          161,006.49
                   Amount of withdrawal, if any, from the Spread Account                  $0.00
                   Monthly Advance Recoveries                                       (111,692.92)
                   Purchase Amounts - Warranty and Administrative Receivables             $0.00
                   Purchase Amounts - Liquidated Receivables                              $0.00
                   Income from investment of funds in Trust Accounts                 $25,195.73
                                                                                 ----------------
         Total Available Funds                                                                               $6,878,100.91
                                                                                                            ===============

         Amounts Payable on Distribution Date:
                   Reimbursement of Monthly Advances                                      $0.00
                   Backup Servicer Fee                                                    $0.00
                   Basic Servicing Fee                                              $150,448.07
                   Trustee and other fees                                                 $0.00
                   Class A-1 Interest Distributable Amount                                $0.00
                   Class A-2 Interest Distributable Amount                           $79,820.55
                   Class A-3 Interest Distributable Amount                          $265,833.33
                   Class A-4 Interest Distributable Amount                          $340,012.63
                   Noteholders' Principal Distributable Amount                    $5,020,107.33
                   Amounts owing and not paid to Security Insurer under
                                     Insurance Agreement                                  $0.00
                   Supplemental Servicing Fees (not otherwise paid to Service             $0.00
                   Spread Account Deposit                                         $1,021,879.00
                                                                                 ---------------
         Total Amounts Payable on Distribution Date                                                          $6,878,100.91
                                                                                                            ===============


                                 Page 1 (1998-D)

 II.   Available Funds

       Collected Funds (see V)
                               Payments Received                                  $6,333,810.68
                               Liquidation Proceeds (excluding
                                  Purchase Amounts)                                 $469,780.93             $6,803,591.61
                                                                                 ----------------

       Purchase Amounts                                                                                             $0.00

       Monthly Advances
                               Monthly Advances - current Monthly Period (net)       $49,313.57
                               Monthly Advances - Outstanding Monthly
                                  Advances not otherwise reimbursed to the
                                  Servicer                                                $0.00                $49,313.57
                                                                                 ----------------
       Income from investment of funds in Trust Accounts                                                       $25,195.73
                                                                                                           ----------------
       Available Funds                                                                                      $6,878,100.91
                                                                                                           ================

III.   Amounts Payable on Distribution Date

       (i)(a)    Taxes due and unpaid with respect to the Trust
                 (not otherwise paid by AFL or the Servicer)                                                        $0.00

       (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                 to Servicer and to be reimbursed on the Distribution Date)                                         $0.00

       (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                    $0.00

       (ii)      Accrued and unpaid fees (not otherwise paid by AFL or the
                 Servicer):
                               Owner Trustee                                              $0.00
                               Administrator                                              $0.00
                               Indenture Trustee                                          $0.00
                               Indenture Collateral Agent                                 $0.00
                               Lockbox Bank                                               $0.00
                               Custodian                                                  $0.00
                               Backup Servicer                                            $0.00
                               Collateral Agent                                           $0.00                     $0.00
                                                                                 ----------------

       (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                         $150,448.07

       (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                       $0.00

       (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                 reimbursed to Servicer)                                                                            $0.00

       (iv)      Class A-1 Interest Distributable Amount                                                            $0.00
                 Class A-2 Interest Distributable Amount                                                       $79,820.55
                 Class A-3 Interest Distributable Amount                                                      $265,833.33
                 Class A-4 Interest Distributable Amount                                                      $340,012.63

       (v)       Noteholders' Principal Distributable Amount
                                 Payable to Class A-1 Noteholders                                           $2,510,053.67
                                 Payable to Class A-2 Noteholders                                                   $0.00
                                 Payable to Class A-3 Noteholders                                                   $0.00
                                 Payable to Class A-4 Noteholders                                           $2,510,053.66

       (vii)     Unpaid principal balance of the Class A-1 Notes after
                 deposit to the Note Distribution Account of any funds
                 in the Class A-1 Holdback Subaccount (applies only on
                 the Class A-1 Final Scheduled Distribution Date)                                                   $0.00

       (ix)      Amounts owing and not paid to the Security Insurer under
                 Insurance Agreement                                                                                $0.00
                                                                                                           ----------------
                 Total amounts payable on Distribution Date                                                 $5,856,221.91
                                                                                                           ================

                                 Page 2 (1998-D)

IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit");
       withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
       Account Shortfall and Class A-1 Maturity Shortfall

       Spread Account deposit:

                 Amount of excess, if any, of Available Funds over total amounts payable (or amount of such excess up to the Spread Account
                 Maximum Amount)                                                                        $1,021,879.00

       Reserve Account Withdrawal on any Determination Date:

                 Amount of excess, if any, of total amounts payable over
                 Available Funds (excluding amounts payable under item (vii) of
                 Section III)                                                                                   $0.00

                 Amount available for withdrawal from the Reserve Account
                 (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount (amount on deposit in the
                 Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
                 of Subsequent Receivables)                                                                     $0.00

                 (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback
                 Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                 Account.)

                 Amount of withdrawal, if any, from the Reserve Account                                         $0.00

       Reserve Account Withdrawal on Determination Date for Class A-1 Final
       Scheduled Distribution Date:

                 Amount by which (a) the remaining principal balance of the
                 Class A-1 Notes exceeds (b) Available Funds after payment of
                 amounts set forth in item (v) of Section III                                                   $0.00

                 Amount available in the Class A-1 Holdback Subaccount                                          $0.00

                 (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                 Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1
                 Noteholders)

                 Amount of withdrawal, if any, from the Class A-1 Holdback
                 Subaccount                                                                                     $0.00

       Deficiency Claim Amount:

                 Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
                 Holdback Subaccount and Available Funds                                                        $0.00

                 (on the Class A-1 Final Scheduled Distribution
                 Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items
                 (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

       Pre-Funding Account Shortfall:

                 Amount of excess, if any, on the Distribution Date on or
                 immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                 Prepayment Amount, the Class A-3 Prepayment Amount, the Class
                 A-4 Prepayment Amount, over, (b) the amount on deposit in the
                 Pre-Funding Account                                                                            $0.00


       Class A-1 Maturity Shortfall:

                 Amount of excess, if any, on the Class A-1 Final Scheduled
                 Distribution Date, of (a) the unpaid principal balance of the
                 Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of
                 Section III or pursuant to a withdrawal from the Class A-1
                 Holdback Subaccount.                                                                           $0.00

       (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
       Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
       Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
       A-1 Maturity Shortfall.)


                                 Page 3 (1998-D)

V.     Collected Funds

       Payments Received:
             Supplemental Servicing Fees                                                  $0.00
             Amount allocable to interest                                          2,061,717.07
             Amount allocable to principal                                         4,272,093.61
             Amount allocable to Insurance Add-On Amounts                                 $0.00
             Amount allocable to Outstanding Monthly Advances
               (reimbursed to the Servicer prior to deposit
               in the Collection Account)                                                 $0.00
                                                                                  --------------
       Total Payments Received                                                                              $6,333,810.68

       Liquidation Proceeds:
             Gross amount realized with respect to Liquidated Receivables            477,827.71

             Less: (i) reasonable expenses incurred by Servicer
                in connection with the collection of such Liquidated
                Receivables and the repossession and disposition
                of the related Financed Vehicles and (ii) amounts
                required to be refunded to Obligors on such Liquidated
                Receivables                                                           (8,046.78)
                                                                                  --------------
       Net Liquidation Proceeds                                                                               $469,780.93

       Allocation of Liquidation Proceeds:
             Supplemental Servicing Fees                                                  $0.00
             Amount allocable to interest                                                 $0.00
             Amount allocable to principal                                                $0.00
             Amount allocable to Insurance Add-On Amounts                                 $0.00
             Amount allocable to Outstanding Monthly Advances (reimbursed
                to the Servicer prior to deposit in the Collection Account)               $0.00                     $0.00
                                                                                  --------------            --------------
       Total Collected Funds                                                                                $6,803,591.61
                                                                                                            ==============

VI.    Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables                                                                      $0.00
             Amount allocable to interest                                                 $0.00
             Amount allocable to principal                                                $0.00
             Amount allocable to Outstanding Monthly Advances (reimbursed
                to the Servicer prior to deposit in the Collection Account)               $0.00

       Purchase Amounts - Administrative Receivables                                                                $0.00
             Amount allocable to interest                                                 $0.00
             Amount allocable to principal                                                $0.00
             Amount allocable to Outstanding Monthly Advances (reimbursed
             to the Servicer prior to deposit in the Collection Account)                  $0.00
                                                                                  --------------
       Total Purchase Amounts                                                                                       $0.00
                                                                                                            ==============

VII.   Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                           $177,439.29
                                                                                                            ==============
       Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
             Payments received from Obligors                                       ($111,692.92)
             Liquidation Proceeds                                                         $0.00
             Purchase Amounts - Warranty Receivables                                      $0.00
             Purchase Amounts - Administrative Receivables                                $0.00
                                                                                  --------------

       Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                            ($111,692.92)

       Outstanding Monthly Advances to be reimbursed out of
          Available Funds on the Distribution Date                                                           ($111,692.92)

       Remaining Outstanding Monthly Advances                                                                  $65,746.37

       Monthly Advances - current Monthly Period                                                              $161,006.49
                                                                                                            --------------
       Outstanding Monthly Advances - immediately following the Distribution
       Date                                                                                                   $226,752.86
                                                                                                            ==============

                                 Page 4 (1998-D)

VIII.  Calculation of Interest and Principal Payments

       A.  Calculation of Principal Distribution Amount

                Payments received allocable to principal                                                            $4,272,093.61
                Aggregate of Principal Balances as of the Accounting Date of all
                   Receivables that became Liquidated Receivables
                   during the Monthly Period                                                                          $748,013.72
                Purchase Amounts - Warranty Receivables allocable to principal                                              $0.00
                Purchase Amounts - Administrative Receivables allocable to principal                                        $0.00
                Amounts withdrawn from the Pre-Funding Account                                                              $0.00
                Cram Down Losses                                                                                            $0.00
                                                                                                                   ---------------
                Principal Distribution Amount                                                                       $5,020,107.33
                                                                                                                   ===============
       B.  Calculation of Class A-1 Interest Distributable Amount

                Class A-1 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                   of principal to Class A-1 Noteholders on such Distribution Date)               $0.00

                Multiplied by the Class A-1 Interest Rate                                        5.4820%

                Multiplied by actual days in the period or in the case of the first
                Distribution Date, by 26/360                                                 0.08333333                     $0.00
                                                                                          --------------
                Plus any unpaid Class A-1 Interest Carryover Shortfall                                                         --
                                                                                                                    --------------
                Class A-1 Interest Distributable Amount                                                                     $0.00
                                                                                                                    ==============
       C.  Calculation of Class A-2 Interest Distributable Amount

                Class A-2 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                   of principal to Class A-2 Noteholders on such Distribution Date)      $17,215,072.38

                Multiplied by the Class A-2 Interest Rate                                         5.564%

                Multiplied by actual days in the period or in the case of the first
                Distribution Date, by 26/360                                                 0.08333333                $79,820.55
                                                                                         ---------------
                Plus any unpaid Class A-2 Interest Carryover Shortfall                                                         --
                                                                                                                    --------------
                Class A-2 Interest Distributable Amount                                                                $79,820.55
                                                                                                                    ==============

       D.  Calculation of Class A-3 Interest Distributable Amount

                Class A-3 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                   of principal to Class A-3 Noteholders on such Distribution Date)      $55,000,000.00

                Multiplied by the Class A-3 Interest Rate                                         5.800%

                Multiplied by 1/12 or in the case of the first Distribution Date,
                by 26/360                                                                    0.08333333               $265,833.33
                                                                                         ---------------
                Plus any unpaid Class A-3 Interest Carryover Shortfall                                                      $0.00
                                                                                                                    --------------
                Class A-3 Interest Distributable Amount                                                               $265,833.33
                                                                                                                    ==============

       E.  Calculation of Class A-4 Interest Distributable Amount

                Class A-4 Monthly Interest Distributable Amount:

                Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                   of principal to Class A-4 Noteholders on such Distribution Date)      $72,215,072.44

                Multiplied by the Class A-4 Interest Rate                                         5.650%

                Multiplied by 1/12 or in the case of the first Distribution Date,
                by 26/360                                                                    0.08333333               $340,012.63
                                                                                         ---------------
                Plus any unpaid Class A-4 Interest Carryover Shortfall                                                      $0.00
                                                                                                                    --------------
                Class A-4 Interest Distributable Amount                                                               $340,012.63
                                                                                                                    ==============


                                 Page 5 (1998-D)

       G.  Calculation of Noteholders' Interest Distributable Amount

               Class A-1 Interest Distributable Amount                                        $0.00
               Class A-2 Interest Distributable Amount                                   $79,820.55
               Class A-3 Interest Distributable Amount                                  $265,833.33
               Class A-4 Interest Distributable Amount                                  $340,012.63

               Noteholders' Interest Distributable Amount                                                     $685,666.52
                                                                                                           ===============
       H.  Calculation of Noteholders' Principal Distributable Amount:

               Noteholders' Monthly Principal Distributable Amount:

               Principal Distribution Amount                                          $5,020,107.33

               The Class A-4 Notes will be entitled to receive 50.00% of the
               Principal Distributable Amount on each Distribution Date. The Class
               A-1, Class A-2 Notes, and Class A-3 Notes are "sequential pay"
               classes which collectively will receive 50.00% of the Principal
               Distribution Amount on each Distribution Date, first to the principal balance of the Class A-1 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-2
               Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-3 Notes until such principal balance is reduced to zero.
                                                                                                            $5,020,107.33
               Unpaid Noteholders' Principal Carryover Shortfall                                                    $0.00
                                                                                                           ---------------
               Noteholders' Principal Distributable Amount                                                  $5,020,107.33
                                                                                                           ===============
       I.  Application of Noteholders' Principal Distribution Amount:

               Amount of Noteholders' Principal Distributable Amount payable to
               Class A-1 Notes, Class A-2 Notes, or Class A-3 Notes (see item H
               above)                                                                         50.00%        $2,510,053.67
                                                                                     ---------------       ===============

               Amount of Noteholders' Principal Distributable Amount payable to
               Class A-4 Notes                                                                50.00%        $2,510,053.66
                                                                                     ---------------       ===============

IX.    Pre-Funding Account

       A.  Withdrawals from Pre-Funding Account:

       Amount on deposit in the Pre-Funding Account as of the preceding
           Distribution Date or, in the case of the first Distribution
           Date, as of the Closing Date                                                                             $1.55
                                                                                                           ---------------
                                                                                                                    $1.55
                                                                                                           ===============

       Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
           Subsequent Transfer Date (an amount equal to (a) $0 (the
           aggregate Principal Balance of Subsequent Receivables
           transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after
           giving effect to transfer of Subsequent Receivables over (ii) $0))                                       $0.00

       Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the January 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
           Pre-Funding Account has been reduced to $100,000 or less as of
           the Distribution Date (see B below)                                                                      $0.00
                                                                                                           ---------------
       Amount remaining on deposit in the Pre-Funding Account after
           Distribution Date
                                                                                              $1.55
                                                                                     ---------------
                                                                                                                    $1.55
                                                                                                           ===============

       B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

       Amount withdrawn from the Pre-Funding Account as a result of the
           Pre-Funded Amount not being reduced to zero on the Distribution Date
           on or immediately preceding the end of the Funding Period.                                               $0.00


                                 Page 6 (1998-D)

X.     Reserve Account

       Requisite Reserve Amount:

       Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,

            Product of (x) weighted average of the Class A-1, A-2, A-3, and A-4
            Interest Rates (based on outstanding Class A-1, A-2, A-3, and A-4
            principal balances), divided by 360                                          5.7001%
            (y) (the Pre-Funded Amount on such Distribution Date)                         $0.00
            (z) (the number of days until the January 1999 Distribution Date)                 0
                                                                                                                    $0.00
            Less the product of (x) 2.5% divided by 360,                                  2.500%
            (y) the Pre-Funded Amount on such Distribution Date and,                       0.00
            (z) (the number of days until the January 1999 Distribution Date)                 0                     $0.00
                                                                                                            --------------


       Requisite Reserve Amount                                                                                     $0.00
                                                                                                            ==============

       Amount on deposit in the Reserve Account (other than the Class A-1
       Holdback Subaccount) as of the preceding Distribution Date or, in the
       case of the first Distribution Date, as of the Closing Date                                                  $0.00

       Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
       Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account
       in respect of transfers of Subsequent Receivables)                                                           $0.00

       Less: the excess, if any, of the amount on deposit in the Reserve Account
       (other than the Class A-1 Holdback Subaccount) over the Requisite Reserve
       Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding Account in respect of transfers of
       Subsequent Receivables)                                                                                      $0.00

       Less: withdrawals from the Reserve Account (other than the Class A-1
       Holdback Subaccount) to cover the excess, if any, of total amount payable
       over Available Funds (see IV above)                                                                          $0.00
                                                                                                            --------------
       Amount remaining on deposit in the Reserve Account (other than the Class
       A-1 Holdback Subaccount) after the Distribution Date                                                         $0.00
                                                                                                            ==============

XI.    Class A-1 Holdback Subaccount:

       Class A-1 Holdback Amount:

       Class A-1 Holdback Amount as of preceding Distribution Date or the
       Closing Date, as applicable,                                                                                 $0.00

       Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original
       Pool Balance after giving effect to the transfer of Subsequent
       Receivables on the Distribution Date or on a Subsequent Transfer Date
       preceding the Distribution Date))                                                                                0

       Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount
       to cover a Class A-1 Maturity Shortfall (see IV above)                                                       $0.00

       Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
       Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a
       Class A-1 Maturity Shortfall (amount of withdrawal to be released by the
       Indenture Trustee)                                                                                           $0.00
                                                                                                            --------------
       Class A-1 Holdback Subaccount immediately following the Distribution Date                                    $0.00
                                                                                                            ==============

XII.   Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day of the
         Monthly Period                                                         $144,430,143.27
       Multiplied by Basic Servicing Fee Rate                                              1.25%
       Multiplied by months per year                                                 0.08333333
                                                                                ----------------
       Basic Servicing Fee                                                                          $150,448.07

       Less: Backup Servicer Fees                                                                         $0.00

       Supplemental Servicing Fees                                                                        $0.00
                                                                                                   -------------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                  $150,448.07
                                                                                                                     =============

                                 Page 7 (1998-D)

XIII.  Information for Preparation of Statements to Noteholders

       a. Aggregate principal balance of the Notes as of first day of
            Monthly Period
                              Class A-1 Notes                                                                               $0.00
                              Class A-2 Notes                                                                      $17,215,072.38
                              Class A-3 Notes                                                                      $55,000,000.00
                              Class A-4 Notes                                                                      $72,215,072.44

       b. Amount distributed to Noteholders allocable to principal
                              Class A-1 Notes                                                                               $0.00
                              Class A-2 Notes                                                                       $2,510,053.67
                              Class A-3 Notes                                                                               $0.00
                              Class A-4 Notes                                                                       $2,510,053.66

       c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                              Class A-1 Notes                                                                               $0.00
                              Class A-2 Notes                                                                      $14,705,018.71
                              Class A-3 Notes                                                                      $55,000,000.00
                              Class A-4 Notes                                                                      $69,705,018.78

       d. Interest distributed to Noteholders
                              Class A-1 Notes                                                                               $0.00
                              Class A-2 Notes                                                                          $79,820.55
                              Class A-3 Notes                                                                         $265,833.33
                              Class A-4 Notes                                                                         $340,012.63

       e. 1.  Class A-1 Interest Carryover Shortfall, if any (and change in
              amount from preceding statement)                                                                              $0.00

          2.  Class A-2 Interest Carryover Shortfall, if any (and change in
              amount from preceding statement)                                                                              $0.00

          3.  Class A-3 Interest Carryover Shortfall, if any (and change in
              amount from preceding statement)                                                                              $0.00

          4.  Class A-4 Interest Carryover Shortfall, if any (and change in
              amount from preceding statement)                                                                              $0.00

       f. Amount distributed payable out of amounts withdrawn from or pursuant to:
          1.  Reserve Account                                                             $0.00
          2.  Class A-1 Holdback Subaccount                                               $0.00
          3.  Claim on the Note Policy                                                    $0.00

       g. Remaining Pre-Funded Amount                                                                                       $1.55

       h. Remaining Reserve Amount                                                                                          $0.00

       i. Amount on deposit on Class A-1 Holdback Subaccount                                                                $0.00

       j. Prepayment amounts
                              Class A-1 Prepayment Amount                                                                   $0.00
                              Class A-2 Prepayment Amount                                                                   $0.00
                              Class A-3 Prepayment Amount                                                                   $0.00
                              Class A-4 Prepayment Amount                                                                   $0.00

       k. Prepayment Premiums
                              Class A-1 Prepayment Premium                                                                  $0.00
                              Class A-2 Prepayment Premium                                                                  $0.00
                              Class A-3 Prepayment Premium                                                                  $0.00
                              Class A-4 Prepayment Premium                                                                  $0.00

       l. Total of Basic Servicing Fee, Supplemental Servicing Fees and other
           fees, if any, paid by the Trustee on behalf of the Trust                                                   $150,448.07

       m. Note Pool Factors (after giving effect to distributions on the
           Distribution Date)
                              Class A-1 Notes                                                                          0.00000000
                              Class A-2 Notes                                                                          0.45953183
                              Class A-3 Notes                                                                          1.00000000
                              Class A-4 Notes                                                                          0.69705019

                                 Page 8 (1998-D)

XVI.      Pool Balance and Aggregate Principal Balance

                     Original Pool Balance at beginning of Monthly Period                                           $199,999,998.46
                     Subsequent Receivables                                                                                      --
                                                                                                                  ------------------
                     Original Pool Balance at end of Monthly Period                                                 $199,999,998.46
                                                                                                                  ==================

                     Aggregate Principal Balance as of preceding Accounting Date                                    $144,430,143.27
                     Aggregate Principal Balance as of current Accounting Date                                      $139,410,035.94


          Monthly Period Liquidated Receivables                                         Monthly Period Administrative Receivables

                               Loan #                  Amount                                         Loan #           Amount
                               ------                  ------                                         ------           ------
                see attached listing                     748,013.72                     see attached listing              --
                                                              $0.00                                                    $0.00
                                                              $0.00                                                    $0.00
                                                       -------------                                                   ------
                                                        $748,013.72                                                    $0.00
                                                       =============                                                   ======

XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date)
             of all Receivables delinquent more than 30 days with
             respect to all or any portion of a Scheduled Payment
             as of the Accounting Date                                                        7,930,885.63

         Aggregate Principal Balance as of the Accounting Date                             $139,410,035.94
                                                                                        -------------------
         Delinquency Ratio                                                                                            5.68889146%
                                                                                                                      ===========



     IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                     ARCADIA FINANCIAL LTD.

                                     By:
                                        -----------------------------------
                                     Name: Scott R. Fjellman
                                           --------------------------------
                                     Title: Vice President / Securitization
                                            -------------------------------


                                 Page 9 (1998-D)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING NOVEMBER 30, 1999

I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                          $200,000,000

                    AGE OF POOL (IN MONTHS)                                                13

II.    Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all
          Receivables delinquent more than 30 days with respect to all
          or any portion of a Scheduled Payment as of the Accounting Date                           $7,930,885.63

           Aggregate Principal Balance as of the Accounting Date                                  $139,410,035.94
                                                                                                 -----------------
       Delinquency Ratio                                                                                                 5.68889146%
                                                                                                                     ===============

III.   Average Delinquency Ratio

       Delinquency ratio - current Determination Date                                                  5.68889146%

       Delinquency ratio - preceding Determination Date                                                6.21957037%

       Delinquency ratio - second preceding Determination Date                                         5.12667823%
                                                                                                 -----------------

       Average Delinquency Ratio                                                                                         5.67838002%
                                                                                                                     ===============

IV.    Default Rate

       Cumulative balance of defaults as of the preceding Accounting Date                                             $7,356,890.00

       Add:    Sum of Principal Balances (as of the Accounting
                  Date) of Receivables that became Liquidated
                  Receivables during the Monthly Period or that
                  became Purchased Receivables during Monthly Period
                  (if delinquent more than 30 days with respect to
                  any portion of a Scheduled Payment at time of purchase)                                               $748,013.72
                                                                                                                     ===============


       Cumulative balance of defaults as of the current Accounting Date                                               $8,104,903.72

               Sum of Principal Balances (as of the Accounting Date)
                  of 90+ day delinquencies                                                           1,943,148.71

                     Percentage of 90+ day delinquencies applied to defaults                               100.00%    $1,943,148.71
                                                                                                 -----------------   ---------------

       Cumulative balance of defaults and 90+ day delinquencies as of
               the current Accounting Date                                                                           $10,048,052.43
                                                                                                                     ===============


V.     Cumulative Default Rate as a % of Original Principal Balance
               (plus 90+ day delinquencies)

       Cumulative Default Rate - current Determination Date                                             5.0240262%

       Cumulative Default Rate - preceding Determination Date                                           4.6111641%

       Cumulative Default Rate - second preceding Determination Date                                    4.0122194%


                                 Page 1 (1998-D)

VI.    Net Loss Rate

       Cumulative net losses as of the preceding Accounting Date                                  $3,281,918.04

       Add:    Aggregate of Principal Balances as of the
                 Accounting Date (plus accrued and unpaid interest
                 thereon to the end of the Monthly Period) of all
                 Receivables that became Liquidated Receivables or
                 that became Purchased Receivables and that were
                 delinquent more than 30 days with respect to any
                 portion of a Scheduled Payment as of the Accounting Date          $748,013.72
                                                                                --------------

               Liquidation Proceeds received by the Trust                         ($469,780.93)     $278,232.79
                                                                                ---------------  ---------------
       Cumulative net losses as of the current Accounting Date                                    $3,560,150.83

               Sum of Principal Balances (as of the Accounting Date)
                  of 90+ day delinquencies                                       $1,943,148.71

                    Percentage of 90+ day delinquencies applied to losses                50.00%     $971,574.36
                                                                                ---------------  ---------------
       Cumulative net losses and 90+ day delinquencies as of the current
          Accounting Date                                                                         $4,531,725.19
                                                                                                 ===============


VII.   Cumulative Net Loss Rate as a % of Original Principal Balance
        (plus 90+ day delinquencies)

       Cumulative Net Loss Rate - current Determination Date                                          2.2658626%

       Cumulative Net Loss Rate - preceding Determination Date                                        2.1073186%

       Cumulative Net Loss Rate - second preceding Determination Date                                 1.8196783%

VIII.  Other  Information  Provided  to  FSA

       A. Credit Enhancement Fee information:

          Aggregate Principal Balance as of the Accounting Date                 $139,410,035.94
          Multiplied by:  Credit Enhancement Fee  (31 bp's) * (30/360)                   0.0258%
                                                                                ----------------
                              Amount due for current period                                          $36,014.26
                                                                                                 ===============

       B. Dollar amount of loans that prepaid during the Monthly Period                           $1,845,331.49
                                                                                                 ===============

          Percentage of loans that prepaid during the Monthly Period                                 1.32367191%
                                                                                                 ===============



VIII.   Classic/Premier Loan Detail
                                                                Classic                       Premier                     Total
                                                                -------                       -------                     -----
          Aggregate Loan Balance, Beginning                 $108,147,590.91                $36,282,552.36           $144,430,143.27
             Subsequent deliveries of Receivables                     $0.00                          0.00                      0.00
             Prepayments                                      (1,169,155.78)                  (676,175.71)            (1,845,331.49)
             Normal loan payments                             (1,532,179.56)                  (894,582.56)            (2,426,762.12)
             Liquidated Receivables                             (620,365.97)                  (127,647.75)              (748,013.72)
             Administrative and Warranty Receivables                                                                           0.00
                                                            ------------------          ------------------          ----------------
          Aggregate Loan Balance, Ending                    $104,825,889.60                $34,584,146.34           $139,410,035.94
                                                            ==================          ==================          ================

          Delinquencies                                       $6,376,275.64                  1,554,609.99             $7,930,885.63
          Recoveries                                            $408,071.70                    $61,709.23               $469,780.93
          Net Losses                                             212,294.27                     65,938.52               $278,232.79


                                 Page 2 (1998-D)

IX.    Spread Account Information                                                    $                 %

       Beginning Balance                                                        $12,998,713.03      9.32408699%

       Deposit to the Spread Account                                             $1,021,879.00      0.73300246%
       Spread Account Additional Deposit                                                 $0.00      0.00000000%
       Withdrawal from the Spread Account                                          ($22,524.32)    -0.01615689%
       Disbursements of Excess                                                  ($1,512,912.52)    -1.08522497%
       Interest earnings on Spread Account                                          $61,748.19      0.04429250%
                                                                                ---------------    -------------
       Ending Balance                                                           $12,546,903.37      9.00000010%
                                                                                ===============    =============


       Specified Balance pursuant to Section 3.03 of the
            Spread Account Agreement among Olympic Financial Ltd.,
            Arcadia Receivables Finance Corp., Financial Security
            Assurance Inc. and Norwest Bank Minnesota, National Association     $12,546,903.37      9.00000000%
                                                                                ===============    =============

X.     Trigger Events

       Cumulative Loss and Default Triggers as of November 1, 1998


                                          Loss                      Default                   Loss Event               Default Event
  Month                                Performance                Performance                 of Default                 of Default
  ----------------------------------------------------------------------------------------------------------------------------------
           3                              1.05%                      2.11%                        1.33%                      2.66%
           6                              2.11%                      4.21%                        2.66%                      5.32%
           9                              3.05%                      6.10%                        3.85%                      7.71%
          12                              3.90%                      7.79%                        4.92%                      9.84%
          15                              5.02%                     10.03%                        6.34%                     12.68%
          18                              6.04%                     12.07%                        7.63%                     15.25%
          21                              6.93%                     13.85%                        8.75%                     17.50%
          24                              7.70%                     15.40%                        9.73%                     19.45%
          27                              8.10%                     16.21%                       10.24%                     20.47%
          30                              8.43%                     16.86%                       10.65%                     21.29%
          33                              8.71%                     17.43%                       11.01%                     22.01%
          36                              8.96%                     17.92%                       11.32%                     22.63%
          39                              9.08%                     18.15%                       11.47%                     22.93%
          42                              9.17%                     18.34%                       11.58%                     23.16%
          45                              9.25%                     18.49%                       11.68%                     23.36%
          48                              9.31%                     18.62%                       11.76%                     23.52%
          51                              9.36%                     18.73%                       11.83%                     23.65%
          54                              9.41%                     18.81%                       11.88%                     23.76%
          57                              9.44%                     18.88%                       11.92%                     23.84%
          60                              9.46%                     18.93%                       11.95%                     23.91%
          63                              9.48%                     18.96%                       11.97%                     23.95%
          66                              9.49%                     18.98%                       11.99%                     23.98%
          69                              9.50%                     18.99%                       12.00%                     23.99%
          72                              9.50%                     19.00%                       12.00%                     24.00%
  ----------------------------------------------------------------------------------------------------------------------------------


       Average Delinquency Ratio equal to or greater than 8.20%                      Yes________         No___X_____

       Cumulative Default Rate (see above table)                                     Yes________         No___X_____

       Cumulative Net Loss Rate (see above table)                                    Yes________         No___X_____

       Trigger Event that occurred as of a prior Determination Date
          is Deemed Cured as of current Determination Date                           Yes________         No___X_____

XI.    Insurance Agreement Events of Default

       To the knowledge of the Servicer, an Insurance Agreement
          Event of Default has occurred                                              Yes________         No___X_____

       To the knowledge of the Servicer, a Capture Event has occurred and be
          continuing                                                                 Yes________         No___X_____

       To the knowledge of the Servicer, a prior Capture Event has been
          cured by a permanent waiver                                                Yes________         No___X_____

      IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                             ARCADIA FINANCIAL LTD.

                             By:
                                ------------------------------------------------
                             Name: Scott R. Fjellman
                                   ---------------------------------------------
                             Title: Vice President / Securitization
                                   ---------------------------------------------

                                Page 3 (1998-D)